THE EQUITABLE
LIFE ASSURANCE SOCIETY OF THE UNITED STATES
         NEW YORK, N.Y.

NOTICE OF WITHDRAWAL RIGHT

                               INSURANCE CENTER:


                                 DATE OF NOTICE:


                                      RE:


We are sending you this notice in compliance with the laws administered by the United States Securities and Exchange Commission ("SEC"). Please read it carefully and retain it with your important records.

We are pleased that you have recently purchased a FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE policy from The Equitable Life Assurance Society of the United States. The benefits of this contract will vary based on the performance of the investment funds you select. The investment funds are described in the Prospectus given to you at the time you purchased this contract.

You have the right to examine and return your policy for cancellation. Should you decide to cancel, you will receive a refund equal to the sum of the premium payment(s) made under the policy. The deadline for cancellation is the latest of:

    o  10 days* from delivery of the policy
    o  45 days from the date of Part 1 of the application
    o  10 days from the date this notice

*Under state insurance laws you may be afforded a longer period of time. Please refer to your policy for more details.

SEE THE REVERSE SIDE OF THIS LETTER FOR DETAILS YOU MAY WISH TO CONSIDER IN DETERMINING WHETHER OR NOT TO EXERCISE YOUR RIGHT OF WITHDRAWAL.

In the event that you decide to exercise this right of cancellation, complete the enclosed form and return your policy as outlined in the instructions on the form, postmarked on or before the latest date permitted for cancellation as described above.


                               /s/ James M. Benson
                                   James M. Benson
                                   President & Chief Executive Officer


94-NOW

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

In determining whether or not to exercise your right of withdrawal, you should consider, among other things, your projected policy premiums and the deductions and charges under the policy.

You have already been furnished a Prospectus which describes the charges and deductions. The sales and administrative charges are: a maximum sales charge deducted from each premium guaranteed never to exceed 6% for policies with face amounts less than $100,000, 4% for policies with face amounts of $100,000 - $499,999, and 3% for policies with face amounts of $500,000 or greater; a monthly administrative charge which varies by policy face amount and age as shown in the table below; and, a surrender charge (shown on Page 3 of the policy), if your insurance coverage is surrendered, reduced or lapses in the first fifteen policy years.

    FACE AMOUNT                          UP TO AGE 30                            AGE 30+
---------------------            -----------------------------        -----------------------------
o Less than $100,000             $20 for first 2 policy years;        $30 for first 2 policy years;
                                 $8* thereafter                       $8* thereafter

o $100,000 - $499,999            $40 for first policy year;           $55 for first policy year;
                                 $6* thereafter                       $6* thereafter

o $500,000 and above             $25 for first policy year,           $25 for first policy year,
                                 $6* thereafter                       $6* thereafter

*The guaranteed maximum monthly administrative charge is $10.

In addition, the Prospectus and Page 3 of the policy describe certain insurance-related charges that are periodically deducted.


94-NOW

THE EQUITABLE
LIFE ASSURANCE SOCIETY OF THE UNITED STATES
         NEW YORK, N.Y.

REQUEST FOR WITHDRAWAL

                               INSURANCE CENTER:


                                 DATE OF NOTICE:


                                      RE:


                               -- INSTRUCTIONS --

If, after reading the enclosed notice, you choose to return your policy for cancellation, you must:

    1.  Sign and date the bottom portion of this form.

    2. Mail this notice together with your policy to: The Equitable Life Assurance Society of the United States at the ADDRESS OF THE INSURANCE CENTER ABOVE.

    3. Make certain that the postmark on the return envelope is on or before the last date permitted for cancellation as described in the attached letter.

    4. If you have not yet received your policy at the time of mailing this form, check the box on the bottom portion of this form.

                  -- TO BE SIGNED AND DATED BY POLICYOWNER --

TO: The Equitable Life Assurance Society of the United States (The Equitable)

In accordance with the terms of the notice furnished me by The Equitable, I hereby return the policy identified above for cancellation and request a refund of premiums paid for the policy. I hereby release The Equitable from any and all claims arising out of or in connection with the issuance of the policy and I acknowledge that The Equitable's sole liability with respect to the policy is the refund to me.


-------------------------------------------------------   ----------------------
              Signature of Policyholder                            Date

|_| I have not yet received the policy. Should it be received, I will return it to The Equitable.


94-ROW

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

In determining whether or not to exercise your right of withdrawal, you should consider, among other things, your projected policy premiums and the deductions and charges under the policy.

You have already been furnished a Prospectus which describes the charges and deductions. The sales and administrative charges are: a maximum sales charge deducted from each premium guaranteed never to exceed 6% for policies with face amounts less than $100,000, 4% for policies with face amounts of $100,000 - $499,999, and 3% for policies with face amounts of $500,000 or greater; a monthly administrative charge which varies by policy face amount and age as shown in the table below; and, a surrender charge (shown on Page 3 of the policy), if your insurance coverage is surrendered, reduced or lapses in the first fifteen policy years.

    FACE AMOUNT                          UP TO AGE 30                            AGE 30+
---------------------            -----------------------------        -----------------------------
o Less than $100,000             $20 for first 2 policy years;        $30 for first 2 policy years;
                                 $8* thereafter                       $8* thereafter

o $100,000 - $499,999            $40 for first policy year;           $55 for first policy year;
                                 $6* thereafter                       $6* thereafter

o $500,000 and above             $25 for first policy year,           $25 for first policy year,
                                 $6* thereafter                       $6* thereafter

*The guaranteed maximum monthly administrative charge is $10.

In addition, the Prospectus and Page 3 of the policy describe certain insurance-related charges that are periodically deducted.


94-ROW

THE EQUITABLE
LIFE ASSURANCE SOCIETY OF THE UNITED STATES
         NEW YORK, N.Y.

REQUEST FOR WITHDRAWAL

                               INSURANCE CENTER:


                                 DATE OF NOTICE:


                                      RE:


                               -- INSTRUCTIONS --

If, after reading the enclosed notice, you choose to return your policy for cancellation, you must:

    1.  Sign and date the bottom portion of this form.

    2. Mail this notice together with your policy to: The Equitable Life Assurance Society of the United States at the ADDRESS OF THE INSURANCE CENTER ABOVE.

    3. Make certain that the postmark on the return envelope is on or before the last date permitted for cancellation as described in the attached letter.

    4. If you have not yet received your policy at the time of mailing this form, check the box on the bottom portion of this form.

                  -- TO BE SIGNED AND DATED BY POLICYOWNER --

TO: The Equitable Life Assurance Society of the United States (The Equitable)

In accordance with the terms of the notice furnished me by The Equitable, I hereby return the policy identified above for cancellation and request a refund of premiums paid for the policy. I hereby release The Equitable from any and all claims arising out of or in connection with the issuance of the policy and I acknowledge that The Equitable's sole liability with respect to the policy is the refund to me.


-------------------------------------------------------   ----------------------
              Signature of Policyholder                            Date

|_| I have not yet received the policy. Should it be received, I will return it to The Equitable.


94-ROW                            AGENT'S COPY

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

In determining whether or not to exercise your right of withdrawal, you should consider, among other things, your projected policy premiums and the deductions and charges under the policy.

You have already been furnished a Prospectus which describes the charges and deductions. The sales and administrative charges are: a maximum sales charge deducted from each premium guaranteed never to exceed 6% for policies with face amounts less than $100,000, 4% for policies with face amounts of $100,000 - $499,999, and 3% for policies with face amounts of $500,000 or greater; a monthly administrative charge which varies by policy face amount and age as shown in the table below; and, a surrender charge (shown on Page 3 of the policy), if your insurance coverage is surrendered, reduced or lapses in the first fifteen policy years.

    FACE AMOUNT                          UP TO AGE 30                            AGE 30+
---------------------            -----------------------------        -----------------------------
o Less than $100,000             $20 for first 2 policy years;        $30 for first 2 policy years;
                                 $8* thereafter                       $8* thereafter

o $100,000 - $499,999            $40 for first policy year;           $55 for first policy year;
                                 $6* thereafter                       $6* thereafter

o $500,000 and above             $25 for first policy year,           $25 for first policy year,
                                 $6* thereafter                       $6* thereafter

*The guaranteed maximum monthly administrative charge is $10.

In addition, the Prospectus and Page 3 of the policy describe certain insurance-related charges that are periodically deducted.


94-ROW

THE EQUITABLE
LIFE ASSURANCE SOCIETY OF THE UNITED STATES
         NEW YORK, N.Y.

REQUEST FOR WITHDRAWAL

                               INSURANCE CENTER:


                                 DATE OF NOTICE:


                                      RE:


                               -- INSTRUCTIONS --

If, after reading the enclosed notice, you choose to return your policy for cancellation, you must:

    1.  Sign and date the bottom portion of this form.

    2. Mail this notice together with your policy to: The Equitable Life Assurance Society of the United States at the ADDRESS OF THE INSURANCE CENTER ABOVE.

    3. Make certain that the postmark on the return envelope is on or before the last date permitted for cancellation as described in the attached letter.

    4. If you have not yet received your policy at the time of mailing this form, check the box on the bottom portion of this form.

                  -- TO BE SIGNED AND DATED BY POLICYOWNER --

TO: The Equitable Life Assurance Society of the United States (The Equitable)

In accordance with the terms of the notice furnished me by The Equitable, I hereby return the policy identified above for cancellation and request a refund of premiums paid for the policy. I hereby release The Equitable from any and all claims arising out of or in connection with the issuance of the policy and I acknowledge that The Equitable's sole liability with respect to the policy is the refund to me.


-------------------------------------------------------   ----------------------
              Signature of Policyholder                            Date

|_| I have not yet received the policy. Should it be received, I will return it to The Equitable.


94-ROW                      AGENT'S EQUITY FILE COPY

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

In determining whether or not to exercise your right of withdrawal, you should consider, among other things, your projected policy premiums and the deductions and charges under the policy.

You have already been furnished a Prospectus which describes the charges and deductions. The sales and administrative charges are: a maximum sales charge deducted from each premium guaranteed never to exceed 6% for policies with face amounts less than $100,000, 4% for policies with face amounts of $100,000 - $499,999, and 3% for policies with face amounts of $500,000 or greater; a monthly administrative charge which varies by policy face amount and age as shown in the table below; and, a surrender charge (shown on Page 3 of the policy), if your insurance coverage is surrendered, reduced or lapses in the first fifteen policy years.

    FACE AMOUNT                          UP TO AGE 30                            AGE 30+
---------------------            -----------------------------        -----------------------------
o Less than $100,000             $20 for first 2 policy years;        $30 for first 2 policy years;
                                 $8* thereafter                       $8* thereafter

o $100,000 - $499,999            $40 for first policy year;           $55 for first policy year;
                                 $6* thereafter                       $6* thereafter

o $500,000 and above             $25 for first policy year,           $25 for first policy year,
                                 $6* thereafter                       $6* thereafter

*The guaranteed maximum monthly administrative charge is $10.

In addition, the Prospectus and Page 3 of the policy describe certain insurance-related charges that are periodically deducted.


94-ROW